SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 28, 2003

CERTEGY INC.

(Exact name of Registrant as Specified in its Charter)

Georgia	001-16427	58-2606325
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11720 Amber Park Drive Suite 600 Alpharetta, Georgia	30004
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (678) 867-8000

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

(a)	Financial Statements of Businesses Acquired:

None.

(b)	Pro Forma Financial Information:

None.

(c)	Exhibits:

Exhibit No.	Description
99.1	Pages 8 and 10 of 2002 Annual Report to Shareholders of Certegy Inc. (furnished pursuant to Item 12 of Form 8-K, under Item 9 of this Report)

ITEM 9.    REGULATION FD DISCLOSURE

Pursuant to Exchange Act Release 47583, Certegy Inc. (“Certegy”) is furnishing the information required by Item 12 of Form 8-K, “Results of Operations and Financial Condition,” under this Item 9.

On or about March 28, 2003, Certegy first mailed to its shareholders its Annual Report to Shareholders for its fiscal year ended December 31, 2002 (the “Annual Report”). Page 8 of the Annual Report sets forth three bar charts illustrating five-year financial data of Certegy, two of which illustrate non-GAAP financial measures within the meaning of Regulation G under the federal securities laws. One chart compares operating income excluding severance, other charges and other non-GAAP adjustments over the past five fiscal years, and the second chart compares earnings before interest, taxes, depreciation and amortization (“EBITDA”) over that period. A reconciliation of the measures in these two charts to the most directly comparable financial measure calculated and presented in accordance with GAAP, which Certegy determined to be operating income calculated and presented in accordance with GAAP, is set forth in a footnote at the bottom of page 8. The bar charts on page 8 are accompanied by five-year data for operating income calculated in accordance with GAAP in the Selected Financial Data table on page 10. Pages 8 and 10 are furnished herewith as Exhibit 99.1 hereto.

Certegy’s management believes that presentation of these non-GAAP financial measures is useful because it allows investors and management to evaluate and compare Certegy’s core operating results from ongoing operations from period to period in a more meaningful and consistent manner than relying exclusively on GAAP financial measures. Management also believes that non-GAAP adjustments for periods preceding Certegy’s spin-off from Equifax Inc. are useful because they allow investors and management to evaluate and compare Certegy’s financial condition and results of operations over a five-year period in a more meaningful manner than a comparison of GAAP financial measures would, as the spin-off occurred in 2001.

As used herein, “GAAP” refers to accounting principles generally accepted in the United States.

The information in this Report, including the Exhibit attached hereto, is furnished solely pursuant to Item 12 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERTEGY INC.

By:	/S/ MICHAEL T. VOLLKOMMER
Michael T. Vollkommer Corporate Vice President and Chief Financial Officer

Date: April 4, 2003